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                                                                   EXHIBIT 10(X)


                        COLLAR TRANSACTION CONFIRMATION

TO:           Sea Pines Company, Inc.

ATTN:         Steve Birdwell

FAX:          (803) 842-1907

FROM:         Rafeek Ghafur
              Wachovia Bank of South Carolina, N.A.
              Derivatives Processing Unit

DATE:         February 7, 1996

===============================================================================

AMENDED CONFIRMATION-REPLACES CONFIRMATION DATED FEBRUARY 5, 1996 ISSUED TO SEA PINES ASSOCIATES, INC WHICH IS HEREBY CANCELED

The purpose of this letter agreement is to confirm the terms and conditions of the Collar Transaction entered into between Wachovia Bank of South Carolina, N.A. ("Wachovia") and Sea Pines Company, Inc. ("Company") on the Trade Date specified below (the "Collar Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement (as defined below).

The definitions and provisions contained in the 1991 ISDA Definitions published by the International Swap Dealers Association, Inc. (the "Definitions") are incorporated into this confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to the Master Agreement dated as of August 29, 1995 as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement will govern this Confirmation except as expressly modified below.

2. The terms of the particular Collar Transaction to which this Confirmation relates are as follows:

A.                                               TRADE DETAILS

NOTIONAL AMOUNT:                                 USD 10,000,000.

TRADE DATE:                                      February 2, 1996

EFFECTIVE DATE:                                  March 11, 1996

TERMINATION DATE:                                June 10, 1998





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
CAP FLOATING AMOUNTS:


     Floating Rate Payer:                                               Wachovia

     Cap Rate:                                                          6.25% per annum

     Cap Floating Rate Payer Payment Dates:                             Each March 10, June 10, September
                                                                        10, December 10, commencing June
                                                                        10, 1996 up to and including the
                                                                        Termination Date, subject to
                                                                        adjustment in accordance with the Modified
                                                                        Following Business Day Convention


FLOOR FLOATING AMOUNTS:

     Floating Rate Payer:                                               Company

     Floor Rate:                                                        4.49% per annum

     Floor Floating Rate Payer Payment Dates:                           Each March 10, June 10, September
                                                                        10, December 10, commencing June
                                                                        10, 1996 up to and including the Termination
                                                                        Date, subject to adjustment in accordance
                                                                        with the Modified Following Business Day
                                                                        Convention





The following terms are applicable to both the Cap and the Floor:

      Floating Rate Option:                                             USD-LIBOR-BBA-3 Months

      Floating Rate Day Count Fraction:                                 Actual/360

      Total Collar Cost:                                                Zero cost

BUSINESS DAYS:                                                          New York and London

CALCULATION AGENT:                                                      Wachovia Bank of South Carolina

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
B.                                                      ACCOUNT DETAILS

PAYMENTS TO WACHOVIA:
        Payments to Wachovia:                           Wachovia Bank of South Carolina,
N.A.
        Fed Routing No.:                                ABA No: 061-000010
        For the Account of:                             a/c no: 18805813
        Account Number:                                 Derivatives Settlement
        Attention:                                      Betty Scott

PAYMENTS TO COMPANY:
        Payments to Company:                            Wachovia Bank of South Carolina,
        Fed Routing No.:                                061-000010
        For the Account of:                             Sea Pines Associates
        Account Number:                                 7300-59086
        Attention:                                      Steve Birdwell

C.                                                      OFFICES

WACHOVIA BANK OF SOUTH CAROLINA, N.A.:                  191 Peachtree Street
                                                        Atlanta, Georgia 30303

                                        Telephone       (404) 332-6970

                                        Fax             (404) 332-1354

SEA PINES COMPANY INC.                                  P.O. Box 7000,
                                                        Hilton Head, SC 29938

                                        Telephone       (803) 842-1419

                                        Fax             (803) 842-1907

3. THE COMPANY HAS CONSULTED, TO THE EXTENT IT HAS DEEMED NECESSARY, WITH ITS LEGAL, TAX AND FINANCIAL ADVISORS REGARDING ITS DECISION TO ENTER INTO THE COLLAR TRANSACTION AND HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF, AND HAS OBTAINED ALL REQUESTED INFORMATION FROM, WACHOVIA CONCERNING THE COLLAR TRANSACTION. THE COMPANY HAS MADE ITS OWN INDEPENDENT DECISION TO ENTER INTO THE COLLAR TRANSACTION BASED UPON IT OWN JUDGMENT, WITH FULL UNDERSTANDING OF THE ECONOMIC, LEGAL AND OTHER RISKS ASSOCIATED WITH THE COLLAR TRANSACTION (WHICH RISKS IT IS WILLING TO ASSUME) AND IS ENTERING INTO THE COLLAR TRANSACTION WITHOUT RELYING UPON ANY ADVICE (ORAL OR WRITTEN) OR PROJECTIONS PROVIDED BY WACHOVIA . THE COMPANY UNDERSTANDS THAT WACHOVIA IS RELYING ON THE STATEMENTS MADE BY THE COMPANY IN THIS PARAGRAPH IN ENTERING INTO THE COLLAR TRANSACTION.
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Please confirm that the foregoing correctly set out the terms of our agreement by signing a copy of this Confirmation and returning it to us within two Business Days.

Wachovia Bank of South Carolina, N.A.           Sea Pines Company, Inc.



By: /s/ Christopher S. Grubbs                   By: /s/ Steven P. Birdwell
   --------------------------                      -----------------------
Name: Christopher S. Grubbs                     Name: Steven P. Birdwell
Title: Asst Vice President                      Title: Treasurer